SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

     CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 3, 2012

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant
as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646	61-1430858
(Commission File Number)	(IRS Employer Identification No.)

26462 Corporate Avenue,
Hayward, CA	94545
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 576-4400

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 10, 2012, Ultra Clean Holdings, Inc. (“Ultra Clean”) filed a Form 8-K (the "Prior 8-K") to report the completion, on July 3, 2012, of its acquisition of American Integration Technologies, LLC ("AIT"), pursuant to an Agreement and Plan of Merger dated May 23, 2012 by and among Ultra Clean, AIT,  Element Merger Subsidiary, LLC, a subsidiary of Ultra Clean (“Merger Subsidiary”) and AIT Holding Company LLC, the sole member of AIT, whereby Merger Subsidiary merged with and into AIT (the “Merger”), with AIT surviving as a subsidiary of Ultra Clean. This Form 8-K/A is being filed to amend Item 9.01 of the Prior 8-K to provide the financial statements described under Item 9.01 below that were not included in the Prior 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of AIT as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011, are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The unaudited condensed financial statements of AIT as of and for the six months ended July 2, 2012 and June 30, 2011 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
(b)	Pro Forma Financial Information

The unaudited pro forma financial information with respect to Ultra Clean’s acquisition of AIT as of and for the six months ended June 29, 2012 and for the twelve months ended December 30, 2011 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(c)	Exhibits

Exhibit
Number	Exhibit Description
10.1*
Credit Agreement, dated as of July 3, 2012, among Ultra Clean Holdings, Inc., Ultra Clean Technology Systems and Service, Inc., American Integration Technologies LLC, Ultra Clean Asia Pacific Pte. Ltd., the several lenders from time to time party thereto, Silicon Valley Bank and U.S. Bank National Association.

10.2*
Guarantee and Collateral Agreement in favor of Silicon Valley Bank, dated as of July 3, 2012, made by Ultra Clean Holdings, Inc., Ultra Clean Technology Systems and Service, Inc., American Integration Technologies LLC, Ultra Clean Asia Pacific Pte. Ltd., UCT Sieger Engineering LLC, Integrated Flow Systems LLC and the other Grantors referred to therein and from time to time party thereto.

23.1	Consent of McGladrey LLP, Independent Auditors of AIT Holding Company, LLC and subsidiaries.

99.1
Audited consolidated financial statements of AIT Holding Company, LLC and subsidiaries as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011, and unaudited condensed consolidated financial statements as of and for the six months ended July 2, 2012 and June 30, 2011.

99.2	Unaudited Pro forma condensed combined financial information as of and for the six months ended June 29, 2012 and for the twelve months ended December 30, 2011.

_______
* Previously filed with Prior 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date: September 17, 2012	By:	/s/ Kevin C. Eichler
Kevin C. Eichler
Sr. Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Description
10.1*
Credit Agreement, dated as of July 3, 2012, among Ultra Clean Holdings, Inc., Ultra Clean Technology Systems and Service, Inc., American Integration Technologies LLC, Ultra Clean Asia Pacific Pte. Ltd., the several lenders from time to time party thereto, Silicon Valley Bank and U.S. Bank National Association.

10.2*
Guarantee and Collateral Agreement in favor of Silicon Valley Bank, dated as of July 3, 2012, made by Ultra Clean Holdings, Inc., Ultra Clean Technology Systems and Service, Inc., American Integration Technologies LLC, Ultra Clean Asia Pacific Pte. Ltd., UCT Sieger Engineering LLC, Integrated Flow Systems LLC and the other Grantors referred to therein and from time to time party thereto.

23.1	Consent of McGladrey LLP, Independent Auditors of AIT Holding Company, LLC and subsidiaries.

99.1
Audited consolidated financial statements of AIT Holding Company, LLC and subsidiaries as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011, and unaudited condensed consolidated financial statements as of and for the six months ended July 2, 2012 and June 30, 2011.

99.2	Unaudited Pro forma condensed combined financial information as of and for the six months ended June 29, 2012 and for the twelve months ended December 30, 2011.

_______
* Previously filed with Prior 8-K.